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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: August 29, 2002

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                       WEST PHARMACEUTICAL SERVICES, INC.

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               (Exact name of registrant as specified in charter)



         Pennsylvania                  1-8036                 23-1210010
  (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

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       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania   19341-0645
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               (Address of Principal Executive Offices)          (Zip Code)


                                 (610) 594-2900
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              (Registrant's telephone number, including area code)


                              ---------N/A--------

          (Former name or former address, if changed since last report)

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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             Exhibit No.      Description
             ----------       ------------

                99.1 Certification by Donald E. Morel, Jr., President and Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002

                99.2 Certification by Linda R. Altemus, Vice President and Chief Financial Officer, pursuant to 18 U.S.C.
                              Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item 9. Regulation FD Disclosure

     On August 29, 2002, Donald E. Morel, Jr., President and Chief Executive Officer, and Linda R. Altemus, Vice President and Chief Financial Officer, of West Pharmaceutical Services, Inc. each delivered to the Securities and Exchange Commission ("SEC") a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications of Donald E. Morel, Jr. and Linda R. Altemus are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        WEST PHARMACEUTICAL SERVICES, INC.


Date:  August 29, 2002                  By: /s/ Linda R. Altemus
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                                            Linda R. Altemus
                                            Vice President and
                                            Chief Financial Officer




                                  Exhibit Index

Exhibit No.  Description
----------   -----------

  99.1 Certification by Donald E. Morel, Jr., President and Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

  99.2 Certification by Linda R. Altemus, Vice President and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002